Exhibit 99.1

NASDAQ 20th Investor Program December 5, 2007

Disclosure Regarding Forward-Looking Statements Priceline.com would like to remind you that this presentation contains forward looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.   Expressions of future goals and similar expressions including, without limitation, “believe(s),” “intend(s),” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel services as the result of, among other things, terrorist attacks, natural disasters, or the outbreak of an epidemic or pandemic disease; adverse changes in our relationships with airlines and other product and service providers which could include, without limitation, the withdrawal of suppliers from the priceline.com system (either priceline.com’s retail or “opaque” services, or both); the loss or reduction of global distribution fees; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches, including without limitation, any security breach that results in the theft, transfer or unauthorized disclosure of customer information, or the failure to comply with various state laws applicable to the company’s obligations in the event of such a breach; difficulties integrating recent acquisitions, including, ensuring the effectiveness of the design and operation of internal controls and disclosure controls of acquired businesses; a change by a major search engine to its search engine algorithms that negatively affects the search engine ranking of the company or its third party distribution partners; legal and regulatory risks; and the ability to attract and retain qualified personnel. These factors and others are described in the section entitled “Risk Factors” in our public filings.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, you should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual report on Form 10-K, our quarterly reports on Form 10-Q and any current reports on Form 8-K.

Mission Statement To be the leading European on-line hotel reservation service for leisure and unmanaged business travel To be the leading on-line travel business for value-conscious leisure travelers in North America

Booking.com Highlights 38,000 hotels, up 13K yr/yr, in over 60 countries Content and customer service available in 16 languages Customer and supplier friendly model 2006 Organic Gross Bookings Growth Rate: 111%(1) LTM Gross Bookings of $2.3B, up 95% yr/yr 1) Organic growth assumes acquired business was owned throughout 2005.

Model Differences Booking.com Agency – Supplier Friendly 10-15% margins Hotel pays after stay Hotel connects via extranet Customer pays at check-out Competition Merchant 15-40% margins Hotel gets paid after stay Hotel connects via extranet/GDS Customer pays upfront

Booking.com Market Opportunity Europe population of 810M vs. U.S. at 302M(1) Europe Internet penetration of 38.9% vs. U.S. at 69.9%(1) Europeans on average have 6.9 holiday and vacation weeks per year vs. Americans at 3.9(1) Hotel stays facilitated by ease and low cost of intra-Europe air travel Over 75% of European air passenger traffic is intra-Europe(2) 1Q07, LCCs in Europe generated 470 new weekly return flights(2) Source: Harvard Institute of Economic Research: Work and Leisure in the U.S. and Europe Source: European Commission – Air Transport Market

Booking.com Supply Environment Independents 75%(1) 1) Source: PhocusWright Chains 25%(1)

Multi-Lingual Demand Paris: English Paris: Italian Paris: French Paris: Spanish Paris: Dutch Paris: German

Booking.com Opportunities Geographic and supply expansion Europe online travel growth Integration between US and European business

Asian Market Population of 407 million (excluding China and India)(1) Internet penetration of 37% (vs. 70% U.S. and 40% Europe)(1) Forecast leisure online travel growth at 30%+ in 2007-2008(2) Growing international travel between Asia and U.S. and Europe Source: www.internetworldstats.com Source: PhocusWright

Agoda Headquartered in Bangkok, Thailand International hotel supply in 12 languages YTD October 2007 gross bookings of $36 million (up 122% yr/yr) Experienced management team Integration opportunities Hotel network Distribution network

Priceline.com – United States Air Hotel Rental Car Vacations Name Your Own Price® Savings Best Deal Save up to 40 % when you Name Your Own Price SAVE UP TO HALF OFF Name Your Own Prices’ for Hotels. Get your answer in seconds! BEST DEAL Save up to 30% when you Name Your Own Price BEST DEAL flight + hotel = save up to $325 choose your exact hotel and flights. get negotiated package price!

Priceline.com United States Highlights Differentiated opaque services appeal to deal-driven travelers 3Q gross bookings growth: 19% Earnings growth from merchant volume and marketing efficiency, despite weak retail airline product margins

Priceline.com Opportunities Continuous product improvement New mapping functionality (aerial view, pan and zoom) Exclusive Zagat Survey content

Priceline.com Opportunities International travel Brand building – Elimination of retail airline ticket processing fee

Consolidated Gross Bookings ($ in thousands) 40.6% 49.1% 32.0% 52.0% (4.7%) $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2003 2004 2005 2006 YTD06 YTD07

International Gross Bookings ($ in thousands) 94.1% 185.0% 625.2% 603.9% NM $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2003 2004 2005 2006 YTD06 YTD07

LTM International Organic(1) Gross Bookings 1) Assumes Booking.com owned for all periods presented. $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% LTM Gross Bookings (000s) Year/Year Growth %

Consolidated Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated November 9, 2007 which reconciles pro forma financial information with financial results under GAAP. . (17.9%) (7.8%) 37.8% 34.2% 48.6% 53.0% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2002 2003 2004 2005 2006 YTD06 YTD07

International Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated November 9, 2007 which reconciles pro forma financial information with financial results under GAAP. . NM 643.0% 165.7% 100.8% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2002 2003 2004 2005 2006 YTD06 YTD07

Pro Forma Net Income per Share 5 Year CAGR: 75% Please see priceline.com's Form 8-K dated November 9, 2007 which reconciles pro forma financial information with financial results under GAAP. . $0.24 $0.48 $0.96 $1.37 $2.03 $1.46 $3.16 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2002 2003 2004 2005 2006 YTD06 YTD07

Geographic Presence

Global Scale in Online Hotel Sales 21 million global room night sales YTD; larger than Orbitz and Travelocity Number one in Europe online hotel sales New Asian presence - Agoda Scale provides opportunities for future organic growth, building international business from US POS, geographic expansion and benefits from product expansion and advertising opportunities